UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2024

TKO Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41797	92-3569035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Avenue, 7th Floor New York, New York	10010
(Address of principal executive offices)	(Zip code)

(646) 558-8333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TKO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.

On August 8, 2024, TKO Group Holdings, Inc. announced its financial results for the quarter ended June 30, 2024 and provided financial information based on the historical information of WWE and UFC for the fiscal years ended December 31, 2022 and 2023 and each fiscal quarter therein and for the fiscal quarters ended March 31, 2024 and June 30, 2024 (collectively, the “Historical Financial Information”). The full text of the press release and the Historical Financial Information are furnished as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 8, 2024.

99.2	Historical Financial Information, dated August 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKO GROUP HOLDINGS, INC.

By:	/s/ Andrew Schleimer
Name:	Andrew Schleimer
Title:	Chief Financial Officer

Date: August 8, 2024